EXHIBIT 10.20


                                                              December 10, 1997


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                           DEFERRED COMPENSATION PLAN

                           FOR UNITED STATES EMPLOYEES
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    For Certain United States Employees of Everest Reinsurance Holdings, Inc.

                       and its participating subsidiaries
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PURPOSE              The Deferred Compensation Plan ("Plan") permits deferral of
                     all  or  part  of  the  cash  bonuses  awarded   under  the
                     Annual Incentive Plan and Chief Executive Officer Bonus Plan to a specified date or occurrence.


ELIGIBLE             U.S. Employees of Everest Reinsurance  Holdings,  Inc.  and
PARTICIPANTS         its participating  subsidiaries  at  Vice President through
                     Chief Executive Officer rank who have a minimum annual salary of $150,000 in 1997 and each year thereafter increasing the minimum salary by 3% of the previous year's threshold amount.


ELIGIBLE             The  following  elements of compensation may be deferred in
COMPENSATION         whole or in part:

                       * Bonuses awarded under the Annual Incentive Compensation
                         Plan
                       * Bonuses  awarded  under the  Chief  Executive Officer's
                         Bonus Plan

PERIOD OF            Compensation  as  described  above may be deferred  until a
DEFERRAL             specified date, retirement, January 1 of the year following retirement, or such dates as  may apply if death, permanent disability, extreme hardship or  termination  of employment
                     occurs.  ALL  PAYMENTS   MUST  BEGIN   NO  LATER  THAN  THE
                     PARTICIPANT'S ATTAINMENT OF AGE 70 1/2.


AMOUNT OF            The entire incentive  payment, or any 10% multiple thereof,
DEFERRAL             may be deferred.


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ELECTION             1. The  election  shall  be  made by  completing a Deferred
                        Compensation Election Form. For bonuses which may be awarded in 1998, this form must be completed and returned by December 31, 1997. For bonuses which may be awarded in 1999 and subsequent years, this form must be completed and returned by December 31st of the year preceding the year in which the services will be performed. If an Election Form is not returned by the deadline for any given year, it will be assumed that there is no desire to participate in the Deferred Compensation Plan for that particular year and no follow-up will be made.


                     2. When  such  elections  are  made, the  participant  must elect:

                        a. A payment date. Participants may elect a different payment date for each year that they participate in the Plan. The payment date options are:

                               *  Retirement,
                               *  January 1 of the year following retirement, or
                               *  any future specified date.

                        b. A distribution option for payments made at the elected date:

                               *  a single sum,
                               *  12 quarterly installments,
                               *  or 20 quarterly installments.

                        c. A distribution option in case of termination of employment:

                               *  a single sum payable at termination, or
                               * 12 quarterly installments beginning January 1 of the year following termination.


                     3. The  election    to   defer    compensation   shall   be
                        irrevocable,  subject  to  the  hardship   provisions as
                        outlined in Payment  Section 2 below.


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DEFERRED             1. A  record  shall  be   established   for  each  eligible
COMPENSATION            individual who elects to defer compensation.
ACCOUNTS
                     2. The  amount elected for deferral will be credited on the date the funds would otherwise have been paid.

                     3. The amounts deferred  will  accrue  interest,  beginning with the date of deferral until such time as payment is made.

                     4. Interest on amounts deferred will be credited  at a rate each year equal to the rates established for the Fixed Rate Fund under the Everest Reinsurance Employee Savings Plan (ERESP) rounded up to the next higher quarter percent.


PAYMENT              1. Payment  will  begin  on   the  specified  date  or  the
                        occurrence the participant selected for each year's deferred funds but not later than attainment of age 70 1/2. The form of payment(s) will be made according to the option(s) selected for each year's deferred funds. Regardless of the option elected, payment will be made in a single sum if death occurs.


                        a.  Payments are subject to such  deductions  as  may be
                            required  in  accordance  with   federal  and  state
                            tax regulations.

                        b. Should permanent disability occur, payment(s) in the elected form will begin immediately. If monthly installments have already started, payments will continue for the remainder of the elected installment period.


                              NOTE: THE PARTICIPANT SHALL BE DEEMED TO BE PERMANENTLY DISABLED IF HE OR SHE WOULD QUALIFY FOR BENEFITS UNDER THE COMPANY'S APPLICABLE LONG-TERM DISABILITY BENEFITS PLAN.


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PAYMENT                 c.  Should  death occur when monthly  installments  have
CONT.                       already started, the balance  of  the  participant's
                            deferred  compensation  account  shall   immediately
                            become due and payable in one single sum.


                        d.  Should termination occur  when  monthly installments
                            have already started, payments  will  continue   for
                            the remainder of the elected installment period.


                     2. Only in case of extreme hardship  may  contributions  to the Plan be discontinued and/or payment of the amounts already deferred be advanced.


                        a. If contributions are to be discontinued or payment advanced, the amount involved cannot exceed the funds required to satisfy the financial consequences of the hardship.


                        b. FOR PURPOSES OF THIS PLAN, EXTREME HARDSHIP SHALL MEAN ANY UNFORESEEABLE AND EXTRAORDINARY OCCURRENCE OR EVENT, SUCH AS ILLNESS, ACCIDENT OR FAMILY PROBLEMS RESULTING IN A PARTICIPANT'S FINANCIAL NEED THAT CANNOT BE MET FROM OTHER ASSETS OR NORMAL SOURCES OF INCOME.



ASSIGNMENT           No rights under the Plan shall be transferable.



EMPLOYEE             The  following  items   apply  to  deferred   amounts  that
BENEFITS             normally  generate benefits:

                     Retirement benefits attributable to compensation that has been deferred shall be provided on a non-qualified basis.

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BENEFICIARY          A participant may designate an individual, a trustee or his
DESIGNATIONS         or her estate as beneficiary.  A participant may change his or  her  beneficiary  at  any  time. The request must be in writing and in a form approved by the Company. It will take effect  only  when  it  is  received  in  the  compensation
                     administration   area  of  the  corporate  Human  Resources
                     Department. Any previous beneficiary's interest will end as of the date the request is received even if the participant
                     is  not  living   when  the   request  is  received.  If  a
                     participant fails to designate a beneficiary or if the designated beneficiary does not survive the participant, payment will be made to the participant's estate.



ADMINISTRATION       The  Plan  shall be  administered by the members of Everest
                     Reinsurance  Company's Employee  Benefits Committee.   This
                     committee  will have  responsibility for its interpretation
                     and, subject to its provisions, authority   to   make   all
                     determinations necessary or desirable for its operation.



TERMINATION          The Board of Directors  may  terminate the Plan at any time
AND AMENDMENT        so  that  no further amounts shall  be credited to Deferred
                     Compensation Accounts or may, from time to time, amend the Plan, provided, however, no such amendment or termination shall impair any rights which have accrued under the Plan.

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